UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2011

THE HANOVER INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S.Employer Identification No.)

440 Lincoln Street, Worcester, Massachusetts 01653

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (508) 855-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 1, 2011, The Hanover Insurance Group, Inc. (the “Company”) completed the previously announced acquisition of Chaucer Holdings PLC (“Chaucer”). Under the terms of the transaction, 440 Tessera Limited, a wholly-owned subsidiary of the Company, acquired all of the shares of Chaucer. Shareholders of Chaucer are entitled to receive 53.3 pence in cash for each Chaucer share. The aggregate value paid by the Company for all outstanding shares equals approximately GBP 296 million, or $474 million(1), which includes approximately GBP 8 million, or $13 million(1), to be paid in the form of loan notes to Chaucer shareholders who have elected to receive such notes in lieu of cash. The closing of the acquisition follows approval of the transaction by Chaucer shareholders on June 7, 2011, subsequent court approval in the U.K. and regulatory approvals in various jurisdictions.

(1) British pounds sterling converted to USD at June 30, 2011 exchange rate of 1.604.

Item 2.02	Results of Operations and Financial Condition.

On July 6, 2011, the Company issued the following press release: “The Hanover Insurance Group, Inc. Estimates Impact From Second Quarter Catastrophes”. The press release is furnished as Exhibit 99.2 and, along with the press release furnished as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, irrespective of any general incorporation language.

Forward-Looking Statements

Certain statements in this Form 8-K constitute forward-looking statements for purposes of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. These forward looking statements include statements about the expected benefits of the Chaucer acquisition to both the Company and Chaucer, future expected accretion to earnings, the availability of products to the Company distribution channel, product and geographic mix changes, and with respect to the Company’s second quarter catastrophe experience, estimates of weather-related catastrophe losses. In addition, use of the words “would,” “expects,” “plan,” and similar expressions is intended to identify forward-looking statements.

Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in or suggested by such statements. Any forward-looking statements are based on the Company’s and Chaucer’s current plans, estimates, forecasts, projections and expectations which involve significant judgment and uncertainty and actual results could differ materially. The Company cautions investors that forward-looking statements are not guarantees of future performance, and actual results could differ materially. Investors are directed to consider the risks and uncertainties in the Company’s business and in Chaucer’s business that may affect future performance and that are discussed in readily available documents, including, with respect to the Company, the Company’s Annual Report to Shareholders on Form 10-K and other documents filed by the Company with the Securities and Exchange Commission, which are available at www.hanover.com under “Investors”, and with respect to Chaucer, the documents available at www.chaucerplc.com under “Financial

Information” and the documents regarding Chaucer, which are available for public inspection via the UK National Storage Mechanism.

Risks and uncertainties relating to the acquisition include risks that the anticipated benefits of the transaction will not be realized; the Company will not be able to retain key personnel from Chaucer; unknown liabilities at the Company or Chaucer; the uncertainties in estimating property and casualty losses and therefore the difficulty of ensuring adequacy of reserves for past periods; investment impairments; heightened competition (including rate pressure); adverse and evolving state, federal and, with respect to Chaucer or the combined companies, foreign, legislation or regulation; adverse regulatory or litigation actions; exchange rate fluctuations, which could affect the reported results of the combined company, as measured in United States dollars; interest rate, credit market and other investment-related fluctuations; the impact on Chaucer of capital requirements under European Union Solvency II regulations; general macro risks of the uncertain economic environment and various other factors. Risks and uncertainties relating to estimates of catastrophe losses include the inherent difficulties in arriving at estimates of losses including difficulties which result from difficulties policyholders may have in reporting claims and in the Company’s ability to adjust claims because of the devastation encountered; the challenge of making final estimates to repair or replace properties during the early stages of examining damaged properties; the effect of “demand surge”; potential latent damages, which are not discovered until later; and potential business interruption claims, the extent of which cannot be known at the time; and various other factors.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made.

As a specialist Lloyd’s insurance group, Chaucer is subject to a number of specific risk factors and uncertainties, including without limitation: its reliance on insurance and reinsurance brokers and distribution channels to distribute and market its products; its exposure to currency risks and fluctuations since a significant proportion of Chaucer’s business is conducted in various currencies; its obligations to maintain funds at Lloyd’s to support its underwriting activities; its riskbased capital requirement being assessed periodically by Lloyd’s and being subject to variation; its reliance on ongoing approvals from Lloyd’s, the Financial Services Authority and other regulators to conduct its business; its obligations to contribute to the Lloyd’s New Central Fund and pay levies to Lloyd’s; its ongoing ability to benefit from the overall Lloyd’s credit rating; its ongoing ability to utilize Lloyd’s trading licenses in order to underwrite business outside the United Kingdom; its ongoing exposure to levies and charges in order to underwrite at Lloyd’s; and the requirement for it to maintain deposits in the United States for US site risks it underwrites.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

99.1	News Release of The Hanover Insurance Group, Inc. dated July 1, 2011 announcing completion of the Chaucer acquisition.

99.2	New Release of The Hanover Insurance Group, Inc. dated July 6, 2011 announcing the estimated impact from second quarter catastrophes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hanover Insurance Group, Inc. (Registrant)

Date: July 8, 2011	By:	/s/ David B. Greenfield
Name: David B. Greenfield
Title: Executive Vice President, Chief Financial Officer and Principal Accounting Officer

EXHIBIT INDEX

99.1	News Release of The Hanover Insurance Group, Inc. dated July 1, 2011 announcing completion of the Chaucer acquisition.

99.2	New Release of The Hanover Insurance Group, Inc. dated July 6, 2011 announcing the estimated impact from second quarter catastrophes.